                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                            AMWAY ASIA PACIFIC LTD.
                       PURSUANT TO THE OFFER TO PURCHASE,
                            DATED NOVEMBER 18, 1999
                                       BY

                                NEW AAP LIMITED

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
    NEW YORK CITY TIME, ON DECEMBER 17, 1999, UNLESS THE OFFER IS EXTENDED.

                  TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK

                     BY MAIL:                                            BY HAND:
     First Chicago Trust Company of New York             First Chicago Trust Company of New York
                Corporate Actions                     c/o Securities Transfer and Reporting Services
                    Suite 4660                                             Inc.
                  P.O. Box 2569                                  Attn: Corporate Actions
            Jersey City, NJ 07303-2569                         100 William Street, Galleria
              BY OVERNIGHT COURIER:                                 New York, NY 10038
     First Chicago Trust Company of New York                    BY FACSIMILE TRANSMISSION:
          Corporate Actions, Suite 4660                      (201) 324-3402 or (201) 324-3403
               525 Washington Blvd.
              Jersey City, NJ 07310                               CONFIRM BY TELEPHONE:
                                                                      (201) 222-4707

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

    This Letter of Transmittal is to be used only if certificates representing shares of Common Stock, par value $0.01 per share, of Amway Asia Pacific Ltd. (the "Common Stock"), are to be forwarded herewith unless an Agent's Message (as defined in the Offer to Purchase) is utilized or if delivery of shares of Common Stock is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Participants in the Amway Corporation Profit-Sharing and 401(k) Plan who wish to have the trustee of such Plan tender Shares attributable to their accounts may not use this Letter of Transmittal to direct the tender of such Shares. Participants may only use the separate election form sent to them by the trustee. See Instruction 11.

    Shareholders who cannot deliver their shares and all other documents required hereby to the Depository by the Expiration Date (as defined in the Offer to Purchase), or who are unable to comply with the procedures for book-entry transfer on a timely basis, and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure set forth in "The
Offer -- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2.

    No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                               SHARES TENDERED
            APPEAR(S) ON CERTIFICATE(S), IF ANY)                       (ATTACHED ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------
                                                                    TOTAL
------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by holders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all shares evidenced by any certificates delivered to the
    Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 10)

To be completed ONLY if shares held in the Direct Purchase and Sale Plan for Amway Asia Pacific Ltd. Common Stock (the "Dividend Reinvestment Plan") are to be tendered.

[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Dividend Reinvestment Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares credited to the Dividend Reinvestment Plan account of the undersigned:

                              ------------ Shares*

* The undersigned understands and agrees that all Shares held in the Dividend Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution

  DTC Account No.

  Transaction Code No.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

  Name(s) of Tendering Shareholder(s)

  Date of Execution of Notice of Guaranteed Delivery

  Name of Institution that Guaranteed Delivery

    If delivery is by book-entry transfer:

  Name of Tendering Institution

  DTC Account No.

  Transaction Code No.

          NOTE: SIGNATURES MUST BE PROVIDED BELOW AND MAY BE REQUIRED
                               TO BE GUARANTEED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Depositary, on behalf of New AAP Limited, a Bermuda corporation (the "Company") and an entity controlled, directly or indirectly, by the DeVos and Van Andel families and certain corporations, trusts, foundations and other entities established by or for the benefit of such families, the number of shares of Common Stock indicated above, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 18, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

    Subject to and effective upon the Company's acceptance for payment of and payment for the shares of Common Stock tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the shares of Common Stock that are being tendered hereby and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates evidencing such shares, or transfer ownership of such shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Offer. The Depositary will act as agent for tendering holders for the purpose of receiving payment from the Company and transmitting payment to the tendering holders.

    The undersigned hereby represents and warrants that the undersigned will, upon request, execute and deliver all additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and has read, understands and agrees to be bound by, all terms and conditions of the Offer.

    The undersigned understands that under certain circumstances set forth in the Offer to Purchase, the Company may amend the Offer or may postpone the acceptance for payment of, or payment for, shares of Common Stock tendered or may accept for payment fewer than all of the shares of Common Stock tendered hereby. The undersigned understands that tenders of shares of Common Stock pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute an agreement by the undersigned to be subject to the terms and conditions of the Offer.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Purchase Price (as defined in the Offer to Purchase) of any shares of Common Stock purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) and return any shares not validly tendered and not purchased, in the name(s) of the undersigned, and in the case of shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility through which the shares were originally tendered. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please mail the check for the Purchase Price of any shares of Common Stock purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) and return any shares not validly tendered and not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any shares of Common Stock purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld), and return any shares not validly tendered and not purchased in the name(s) of, and deliver said check and any shares to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any shares from the name(s) of the registered holder(s) thereof, or to order the registration or transfer of such shares tendered by book-entry transfer, if the Company does not accept for payment any of the shares of Common Stock represented by shares so tendered.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)
       To be completed ONLY if the check for the Purchase Price of shares purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) or certificates evidencing shares not validly tendered and not purchased are to be issued in the name of someone other than the undersigned, or if shares delivered by book-entry transfer that are not validly tendered and not purchased are to be returned by credit to an account maintained by the Book-Entry Transfer Facility.

   Issue  [ ] Check  [ ] Certificate(s) to:

   Name
   --------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ------------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION NO.
                            OR SOCIAL SECURITY NO.)

   [ ] Credit unpurchased shares tendered by book-entry transfer and not purchased to the account set forth below:

   DTC Account Number:
   ------------------------------------

        ---------------------------------------------------------------
        ---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 6, 7 AND 8)

       To be completed ONLY if the check for the Purchase Price of shares purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) or certificates evidencing shares not validly tendered and not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in the box entitled "Description of Shares Tendered."

   Mail  [ ] Check  [ ] Certificate(s) to:

   Name
   --------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ------------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

        ---------------------------------------------------------------

        ---------------------------------------------------------------
                                   SIGN HERE
                         (COMPLETE SUBSTITUTE FORM W-9)

   ---------------------------------------------------------------

   ---------------------------------------------------------------

                            SIGNATURE(S) OF OWNER(S)

   Name(s)
   -----------------------------------------------------

        ---------------------------------------------------------------
                                 (PLEASE PRINT)

        ---------------------------------------------------------------

   Capacity (full title)

   Address
   ------------------------------------------------------

        ---------------------------------------------------------------

        ---------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Area Code and Telephone Number:
   ----------------------------

   Dated  , 1999

   Taxpayer ID No. or Social Security No.
   -----------------------

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)
        ---------------------------------------------------------------
        ---------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 6)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

   Authorized Signature:
   -----------------------------------------

   Name:
   --------------------------------------------------------

   Title:
   ---------------------------------------------------------

   Name of Firm:
   -----------------------------------------------

   Address:
   ------------------------------------------------------

   Area Code and Telephone Number:
   ---------------------------------------------------------------

   Dated
   -------------------------------------------------- , 1999
        ---------------------------------------------------------------

--------------------------------------------------------------------------------


SUBSTITUTE                          Enter your identification number in the appropriate box.    Social Security Number OR
FORM W-9                            For most individuals, this is your Social Security Number.  Employer Identification Number
DEPARTMENT OF THE                   If you do not have a number, see How to Obtain a TIN in     --------------------------------
TREASURY, INTERNAL                  the enclosed GUIDELINES.
REVENUE SERVICE
PAYER'S REQUEST
FOR
TAXPAYER
IDENTIFICATION
NO.

                                   ---------------------------------------------------------------------------------------------
                                    NOTE: If the account is in more than one name, see the chart on page 2 of enclosed Guidelines for guidelines on which number to give the payer.
                                   ---------------------------------------------------------------------------------------------
                                    Certificate: Under penalties of perjury, I certify that:
                                                                                                For Payees Exempt From Backup
                                    (1) The number shown on this form is my correct Taxpayer    Withholding (see enclosed
                                        Identification Number (or I am waiting for a number to  Guidelines)
                                        be issued to me), and
                                    (2) I am not subject to backup withholding either because
                                    I have not been notified by the Internal Revenue Service
                                        ("IRS") that I am subject to backup withholding as a
                                        result of a failure to report all interest or
                                        dividends, or the IRS has notified me that I am no
                                        longer subject to backup withholding.
                                    SIGNATURE
                                    DATED  , 1999
---------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
            FORMING A PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if (a) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares) of the shares tendered herewith unless such holder(s) have completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such shares are tendered for the account of a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is an Eligible Institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used only if shares are to be tendered herewith unless an Agent's Message is utilized or if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth in "The Offer -- Procedure for Tendering Shares" in the Offer to Purchase. For a holder to validly tender shares, certificates for all physically delivered shares, or a timely confirmation of a book-entry transfer of all shares delivered electronically into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase).

     Shareholders who cannot deliver their shares and all other documents required hereby to the Depository by the Expiration Date, or who are unable to comply with the procedures for book-entry transfer on a timely basis, and who wish to tender their shares must do so pursuant to the guaranteed delivery procedure set forth in "The Offer -- Procedure for Tendering
Shares -- Guaranteed Delivery" in the Offer to Purchase. Pursuant to such procedure (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message must be received by the Depositary within two New York Stock Exchange trading days after execution of the Notice of Guaranteed Delivery. See "The Offer -- Procedure for Tendering Shares -- Guaranteed Delivery" in the Offer to Purchase.

     THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED FOR SUCH DOCUMENTS TO REACH THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering holder waives any right to receive any notice of the acceptance for payment of their shares.

     3. Inadequate Space. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificates and/or the number of shares evidenced by such certificates and the number of shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Partial Tenders (not applicable to holders who tender by book-entry transfer). If fewer than all shares evidenced by any certificates delivered to the Depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the shares evidenced by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, without delay after the Expiration Date or the termination of the Offer as described in "The Offer -- Acceptance for Payment of Shares and Payment of Purchase Price" in the Offer to Purchase.

     All shares evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Lost, Destroyed or Stolen Shares. If any certificate(s) evidencing shares has been lost, destroyed or stolen, the holder should promptly notify the Depositary. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the certificates evidencing the shares of Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the certificates representing shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the certificates representing shares tendered hereby are registered in different names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the certificates evidencing the shares tendered hereby, no endorsement of certificates or separate stock powers are required unless payment of the Purchase Price (less the amount of any U.S. backup withholding tax or other applicable withholding which may be required to be withheld) is to be made, or shares not validly tendered and not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Common Stock tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates evidencing such shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. Stock Transfer Taxes. Except as provided in this Instruction, the Company will pay any stock transfer taxes with respect to the sale and transfer of any shares of Common Stock to it or its order pursuant to the Offer. If, however, payment of the Purchase Price (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be made to, or shares not validly tendered and not purchased are to be returned, in the name of any person other than the registered holder(s), or tendered shares of Common Stock are registered in the name of a person other than the name of the person(s) signing this Letter of Transmittal, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom is submitted.

     8. Special Payment and Delivery Instructions. If the check for the Purchase Price of shares purchased (less the amount of any U.S. backup or other applicable withholding tax which may be required to be withheld) is to be issued, or any shares not validly tendered and not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check for any shares not validly tendered and not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering shares by book-entry transfer may request that shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions."

     9. United States Federal Income Tax Withholding. Under U.S. federal income tax laws, the Depositary is required to withhold 31% of the amount of any payments made pursuant to the Offer unless certain requirements are satisfied. In order to avoid such withholding, a tendering holder of shares must complete the Substitute Form W-9 set forth above and return it to the Depositary, unless the holder is an "exempt recipient" (including, among others, all corporations and certain foreign individuals). In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such holder of shares must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number and the tendering holder is not an exempt recipient, the holder may be subject to both civil and criminal penalties, and payments that are made to such holder pursuant to the Offer may be subject to backup withholding.

     Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained. See "The Offer -- U.S. Federal Income Tax Consequences" in the Offer to Purchase.

     10. Dividend Reinvestment Plan. If a tendering holder desires to have the Depositary tender pursuant to the Offer shares credited to such holder's account under the Dividend Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" should be completed. If a holder authorizes the tender of shares held in the Dividend Reinvestment Plan, all such shares credited to such holder's account(s), including fractional shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Dividend Reinvestment Plan Shares." In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no shares held in the tendering holder's account(s) will be tendered. See "The Offer -- Procedure for Tendering Shares -- Dividend Reinvestment Plan."

     11. 401(k) Plan. Participants in the Amway Corporation Profit-Sharing and 401(k) Plan (the "401(k) Plan") who wish to have the 401(k) Plan trustee tender shares attributable to their accounts should so indicate by completing, executing and returning the election form included in the materials sent to such participants by the trustee. A participant in the 401(k) Plan may direct the tender of all or a portion of shares allocated to the participant's 401(k) Plan account. If a participant's 401(k) Plan shares are purchased pursuant to the Offer, the number of shares allocated to the participant's 401(k) Plan account will be reduced by the number of such participant's shares so purchased. Participants in the 401(k) Plan may not use this Letter of Transmittal to direct the tender of the shares attributable to the participant's 401(k) Plan account, but must use the separate election form sent to them by the trustee. Participants in the 401(k) Plan are urged to read the separate election form and related materials carefully. See "The Offer -- Procedure for Tendering Shares -- 401(k) Plan."

     12. Irregularities. All questions as to the Purchase Price, the deductions to be made from the Purchase Price, the number of shares of Common Stock tendered and accepted, the form of documents, and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any particular shares, and the Company's interpretations of the terms of the Offer (including these instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Managers, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

     13. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth below.

     Additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent or brokers, dealers, commercial banks and trust companies.

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                                17 State Street
                               New York, NY 10004

                 Banks and Brokers Call Collect: (212) 440-9800
                                       or
                   All Others Call Toll Free: (800) 223-2064

                     The Dealer Managers for the Offer are:

            MORGAN STANLEY DEAN WITTER                               J.P. MORGAN & CO.
         Morgan Stanley & Co. Incorporated                            60 Wall Street
                One Financial Place                                 New York, NY 10260
             440 South LaSalle Street                         (877) 576-0606 (call toll free)
                 Chicago, IL 60605
           (212) 706-4411 (call collect)

                                     For information in Australia:

   Morgan Stanley Dean Witter Australia Limited                      J.P. Morgan & Co.
            Level 33, The Chifley Tower                       Level 20, One O'Connell Street
                 22 Chifley Square                        Sydney, New South Wales, Australia 2061
      Sydney, New South Wales, Australia 2000                         (800) 872-2881
          (612) 9770-1590 (call collect)                              (877) 576-4529
                                                                     (call toll-free)